Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

TO PRICING SIDE LETTER

Amendment No. 3, dated as of July 26, 2006 (this “Amendment”), among CREDIT SUISSE, NEW YORK BRANCH (the “Administrative Agent”), FIELDSTONE MORTGAGE COMPANY and FIELDSTONE INVESTMENT CORPORATION (each a “Seller” and collectively the “Sellers”) and the several Conduit Buyers and Committed Buyers Party hereto from time to time (the “Buyers”).

RECITALS

The Administrative Agent, the Buyers and the Sellers are parties to that certain Master Repurchase Agreement, dated as of November 8, 2005 as amended by Amendment No. 1, dated as of March 21, 2006 (the “Master Repurchase Agreement”) and that certain Pricing Side Letter, dated as of November 8, 2005 (the “Existing Pricing Side Letter”; as amended by Amendment No. 1, dated as of January 23, 2006 and Amendment No. 2, dated as of March 21, 2006, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Pricing Side Letter and Master Repurchase Agreement.

The Administrative Agent, the Buyers and Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Pricing Side Letter be amended to reflect certain agreed upon revisions to the terms of the Existing Pricing Side Letter.

Accordingly, the Administrative Agent, the Buyers and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Pricing Side Letter is hereby amended as follows:

SECTION 1. Definitions. The Existing Pricing Side Letter is hereby amended by deleting Sections 1.1 and 1.9 in their entirety and replacing them with the following:

“1.1 “Asset Value” shall mean with respect to each Eligible Mortgage Loan, the lesser of (a) the applicable Purchase Price Percentage for the related Purchased Mortgage Loan multiplied by the Market Value of such Mortgage Loan and (b) the outstanding principal balance of such Mortgage Loan. Without limiting the generality of the foregoing, the Sellers acknowledge that the Asset Value of a Purchased Mortgage Loan may be reduced to zero by Administrative Agent if:

i. a material breach of a representation, warranty or covenant made by Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

ii. such Purchased Mortgage Loan is a Defaulted Mortgage Loan;

iii. such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement for a period in excess of ten (10) Business Days;

iv. such Purchased Mortgage Loan has been subject to a Transaction hereunder for a period of greater than 180 days;

v. such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to the Custodian on or prior to the fifth Business Day after the related Purchase Date;

vi. such Purchased Mortgage Loan is no longer acceptable for purchase by any Buyer (or an Affiliate thereof) or the Administrative Agent (or an Affiliate thereof) under any of the flow purchase or conduit programs for which Seller then has been approved due to a Requirement of Law relating to consumer credit laws or otherwise;

vii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average Mortgage Interest Rate of all Fixed Rate Mortgage Loans is less than 7.5%;

viii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average Mortgage Interest Rate of all Floating Rate Mortgage Loans is less than 7%;

ix. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average FICO Score of all Fixed Rate Mortgage Loans is less than 660;

x. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average FICO Score of all Floating Rate Mortgage Loans is less than 630;

xi. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having FICO Scores that are less than or equal to 500 is greater than 1% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having FICO Scores that are less than or equal to 500 is greater than 0.50% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xiii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having FICO Scores that are less than or equal to 550 is greater than 3% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xiv. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having FICO Scores that are less than or equal to 550 is greater than 15% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xv. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having FICO Scores that are less than or equal to 600 is greater than 10% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xvi. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having FICO Scores that are less than or equal to 600 is greater than 30% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xvii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average LTV of all Fixed Rate Mortgage Loans is greater than or equal to 87%;

xviii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average LTV of all Floating Rate Mortgage Loans is greater than or equal to 85%;

xix. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having an LTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 40% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xx. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having an LTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 15% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxi. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average CLTV of all Fixed Rate Mortgage Loans is greater than or equal to 95%;

xxii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Weighted Average CLTV of all Floating Rate Mortgage Loans is greater than or equal to 95%;

xxiii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having a CLTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 40% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxiv. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having a CLTV that is greater than or equal to 95% but less than or equal to 100% is greater than or equal to 65% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxv. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having an original Outstanding Principal Balance that is less than or equal to $50,000 is greater than or equal to 20% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxvi. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having an original Outstanding Principal Balance that is less than or equal to $50,000 is greater than or equal to 5% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxvii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having an original Outstanding Principal Balance that is less than or equal to $100,000 is greater than or equal to 45% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxviii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having an original Outstanding Principal Balance that is less than or equal to $100,000 is greater than or equal to 10% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxix. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having a Credit Grade of “A” is less than 95% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxx. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having a Credit Grade of “A” is less than 90% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxxi. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans having a Credit Grade of “D” is greater than 0.50% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxxii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans having a Credit Grade of “D” is greater than 1% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxxiii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgagors have provided Full Documentation is less than or equal to 55% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxxiv. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgagors have provided Full Documentation is less than or equal to 40% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxxv. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all 40 Year Mortgage Loans, 30/40 Mortgage Loans and Interest Only that are Fixed Rate Mortgage Loans, combined, is greater than or equal to 10% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxxvi. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all 40 Year Mortgage Loans, 30/40 Mortgage Loans and Interest Only Loans that are Floating Rate Mortgage Loans, combined, is greater than or equal to 75% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxxvii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgagor occupies the related Mortgaged Property is less than 93% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xxxviii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgagor occupies the related Mortgaged Property is less than 90% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xxxix. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for single-family use is less than 65% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xl. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for single-family use is less than 65% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xli. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for other than single-family use is greater than 35% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xlii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is designated for other than single-family use is greater than 35% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xliii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans that are also Second Lien Mortgage Loans is greater than 40% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xliv. such Purchased Mortgage Loan is a Floating Rate Mortgage Loan that is also a Second Lien Mortgage Loan;

xlv. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the State of California is greater than 42% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xlvi. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the State of California is greater than 55% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

xlvii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the State of Texas is greater than 20% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xlviii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in the States of California and Texas, combined, is greater than 50% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

xlix. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Fixed Rate Mortgage Loans with respect to which the related Mortgaged Property is located in a particular state of the United States or the District of Columbia (other than the States of California and Texas) is greater than 12% of the Outstanding Principal Balance of all Fixed Rate Mortgage Loans;

l. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the Outstanding Principal Balance of all Floating Rate Mortgage Loans with respect to which the related Mortgaged Property is located in a particular state of the United States or the District of Columbia (other than the State of California) is greater than 15% of the Outstanding Principal Balance of all Floating Rate Mortgage Loans;

li. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Fixed Rate Mortgage Loans that are Purchased Mortgage Loans exceeds 50% of the Outstanding Principal Balance of all Purchased Mortgage Loans; or

lii. when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds the greater of (i) 20% of the Facility Outstanding Principal and (ii) $100 million.

“1.9 “Termination Date” shall mean the earliest of (i) the Business Day designated by the Sellers to the Administrative Agent as the Termination Date at any time following thirty (30) days’ written notice to the Administrative Agent, (ii) the day upon which a Termination Date is declared or automatically occurs relating to an Event of Default pursuant to Section 15 hereof, or (iii) July 25, 2007.”

SECTION 2. Conditions Precedent.  This Amendment shall become effective on the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents.  On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Sellers; and

(b) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 3. Representations and Warranties.  Each Seller hereby represents and warrants to the Administrative Agent that it is in compliance with all the terms and provisions set forth in the Existing Pricing Side Letter and Master Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Master Repurchase Agreement.

SECTION 4. Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

Administrative Agent: CREDIT SUISSE, NEW YORK BRANCH, as Administrative Agent

By: /s/ Alberto Zonca
Name: Alberto Zonca
Title: Director

By: /s/ Anthony Giordano
Name: Anthony Giordano
Title: Director

Seller: FIELDSTONE MORTGAGE COMPANY, as a Seller

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

Seller: FIELDSTONE INVESTMENT CORPORATION, as a Seller

By: /s/ Mark C. Krebs
Name: Mark C. Krebs
Title: Sr. Vice President & Treasurer

Conduit Buyer: ALPINE SECURITIZATION CORP., as a Conduit Buyer

By: /s/ Joseph Soave
Name: Joseph Soave
Title: Director

By: /s/ Mark Lengel
Name: Mark Lengel
Title: Director

Committed Buyer: CREDIT SUISSE, NEW YORK BRANCH, individually and as a Committed Buyer

By: /s/ Alberto Zonca
Name: Alberto Zonca
Title: Director

By: /s/ Anthony Giordano
Name: Anthony Giordano
Title: Director